SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
November 2, 2005
(Date of Report)
(Date of earliest event reported)
ONYX SOFTWARE CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-25361 (Commission File No.)	91-1629814 (IRS Employer Identification No.)
1100 – 112th Avenue N.E., Suite 100, Bellevue, WA 98004-4504
(Address of principal executive offices, including Zip Code)
(425) 451-8060
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

     Item 2.02. Results of Operations and Financial Condition.
     On November 2, 2005, Onyx Software Corporation issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.
     Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     99.1 Press Release of Onyx Software Corporation dated November 2, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX SOFTWARE CORPORATION

Date: November 2, 2005	By:	/s/ Robert J. Chamberlain

Name: Robert J. Chamberlain
Its: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of Onyx Software Corporation dated November 2, 2005